Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Performance Trust Strategic Bond Fund
Performance Trust Municipal Bond Fund
Performance Trust Credit Fund
(each, a “Fund”, and together, the “Funds”)
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated September 22, 2023 to the
Statement of Additional Information (“SAI”)
dated December 29, 2022, as supplemented

This supplement makes the following revisions to the SAI:

The 6th paragraph in the section titled “Portfolio Holdings Information” on page 54 is replaced as follows:

“Currently, on or about the 15th calendar day of the month following a calendar quarter, the Funds provide their quarterly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters Company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation, Intercontinental Exchange, Inc. and Capital-Bridge, Inc. In addition, it is the policy to disclose an unaudited listing of their portfolio holdings as of month-end on the Funds’ website. After the information is available on the website, it is then also available to shareholders and others upon request to the Funds. The Funds’ top ten holdings are also available on the Funds’ quarterly fact sheets posted on the Funds’ website. Portfolio holdings disclosure may be approved under the Disclosure Policies by the Trust’s CCO. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders and in the holdings report on Part F of Form N-PORT. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. After a Fund’s portfolio holdings have been published on the Funds’ website or have otherwise become publicly available (e.g. by a required filing with the SEC), there are no limits on the dissemination of the information.”

Please retain this supplement with your SAI.